SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC
                                 20549

                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 21, 1999


                              TRISM, INC.
        (Exact name of registrant as specified in its charter)


     DELAWARE                      0-23210             13-3491658
(State of Other Jurisdiction    (Commission         (I.R.S. Employer
 of incorporation)               File Number)        Identification No.)

4174 Jiles Road, Kennesaw, GA                     30144
(Address of Principal Executive Office)         (Zip Code)


Registrant's telephone number, including area code:  (770) 795-4600

Item 5.  Other Events

On July 21, 1999, the Registrant issued a press released, included as an exhibit to this Report, announcing that the Company's Common Stock will no longer be listed on the NASDAQ Stock Market. The information set forth in the press release is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits


     (c)  Exhibits

     Exhibit No.                          Exhibit

     99.1                      Press Release issue July 21, 1999

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRISM, INC.



                                   By:  /s/ James G. Overley
                                        James G. Overley, Senior Vice
                                        President of Finance and
                                        Treasurer


Date:  July 23, 1999